BORROWINGS	12 Months Ended
Dec. 31, 2025
Financial Instruments [Abstract]
BORROWINGS	BORROWINGS
(a)Corporate Borrowings
Brookfield Infrastructure has a $2.2 billion senior unsecured revolving credit facility used for general working capital purposes including acquisitions. The $2.2 billion is available on a revolving basis for the full term of the facility. All amounts outstanding under this facility will be repayable on June 29, 2030. All obligations of Brookfield Infrastructure under the facility are guaranteed by our partnership. Loans under this facility accrue interest at a floating rate based on SOFR plus 1.3%. Brookfield Infrastructure is required to pay an unused commitment fee under the facility of 13 basis points per annum. As at December 31, 2025, there were $nil (2024: $300 million) draws outstanding on the credit facility and $11 million of letters of credit were issued (2024: $10 million).

	Maturity(2)	Annual Rate(2)	Currency	2025	2024
Corporate revolving credit facility	June 29, 2030	SOFR plus 1.3%	US$	$—	$300
Commercial Paper(1)	March 1, 2026	4.2%	US$	735	850

Non-Current:
Medium Term Notes(2):
Public - Canadian	November 14, 2027	5.6%	C$	328	313
Public - Canadian	September 11, 2028	4.2%	C$	510	487
Public - Canadian	October 9, 2029	3.4%	C$	510	487
Public - Canadian	July 27, 2030	5.7%	C$	364	348
Public - Canadian	January 6, 2031	3.7%	C$	273	—
Public - Canadian	September 1, 2032	2.9%	C$	364	348
Public - Canadian	February 14, 2033	6.0%	C$	182	174
Public - Canadian	April 25, 2034	5.4%	C$	291	278
Public - Canadian	September 24, 2035	4.5%	C$	237	—
Public - Canadian	April 25, 2052	5.8%	C$	146	139
Public - Canadian	July 27, 2053	6.0%	C$	146	139

Subordinated Notes(2)
Public - United States	March 15, 2055	6.8%	US$	300	300
Public - Canadian	September 1, 2055	5.6%	C$	183	—
Public - United States	May 24, 2081	5.0%	US$	250	250
Public - United States	May 31, 2084	7.3%	US$	158	158
				4,977	4,571
Deferred financing costs and other				(30)	(29)
Total				$4,947	$4,542

(1)Maturity and annual rate associated with our commercial paper program represents a weighted average of all outstanding obligations as of December 31, 2025.
(2)See Note 21, Subsidiary Public Issuers, for further details.
On September 24, 2025, Brookfield Infrastructure Finance ULC issued C$375 million of medium-term notes maturing January 6, 2031, with an initial coupon of 3.7%.
On September 24, 2025, Brookfield Infrastructure Finance ULC issued C$325 million of medium-term notes maturing September 24, 2035, with an initial coupon of 4.5%.
On May 16, 2025, Brookfield Infrastructure Finance ULC issued C$250 million of fixed-to-fixed reset rate subordinated notes maturing September 1, 2055, with an initial coupon of 5.6%, until September 1, 2030, resetting every five years thereafter at the five-year Government of Canada Yield, plus a 2.7% spread, provided that the rate will not reset below 5.6%.
On November 29, 2024, Brookfield Infrastructure Finance ULC issued $300 million of fixed-to-fixed reset rate subordinated notes maturing March 15, 2055, with an initial coupon of 6.8%, until March 15, 2030, resetting every five years thereafter at the five-year U.S. treasury rate, plus a 2.5% spread, provided that the rate will not reset below 6.8%.
On May 31, 2024 and June 5, 2024 Brookfield Infrastructure Finance ULC issued, in aggregate, $158 million of subordinated notes maturing May 31, 2084, with a coupon of 7.3%.
On February 22, 2024, Brookfield Infrastructure Finance ULC repaid all medium-term notes maturing February 22, 2024 for $531 million.
Brookfield Infrastructure has entered into a $1 billion revolving credit facility with Brookfield to provide additional liquidity for general corporate purposes and capital expenditures, if required. The revolving credit facility automatically renews for consecutive 1-year terms, and the maturity date is automatically extended, on February 8 each year, unless terminated prior to the relevant renewal date. Brookfield has the option to terminate the agreement prior to February 8 each year by providing Brookfield Infrastructure with a written notice. Loans under this facility accrued interest on SOFR plus 1.9% and no commitment fees were incurred for any undrawn balance. As of December 31, 2025, there were nil (2024: $nil) borrowings outstanding.
The increase in corporate borrowings of $405 million during the year ended December 31, 2025 is primarily attributable to the issuance of $502 million of medium term notes, issuance of $180 million of subordinated notes and the impact of foreign exchange, partially offset by net repayments on our corporate credit facility and commercial paper of $300 million and $115 million, respectively.
(b)Non-Recourse Borrowings
The current and non-current balances of non-recourse borrowings are as follows:

US$ MILLIONS	2025	2024
Current	$6,013	$2,838
Non-current	53,538	43,714
Total	$59,551	$46,552
Non-recourse borrowings increased by $13.0 billion from December 31, 2024 due to acquisition related borrowings, net draws at our subsidiaries, and the impact of foreign exchange. This was partially offset by the dispositions of our U.S. gas pipeline, a subsidiary of our European hyperscale data center operation and our U.K. port operation, and the classification of our Brazilian electricity transmission operation and a subsidiary of our U.K. rail operation as held for sale.
Principal repayments on non-recourse borrowings due over the next five years and thereafter are as follows:

US$ MILLIONS	Utilities	Transport	Midstream	Data	Total
2026(1)	$778	$1,617	$1,260	$2,520	$6,175
2027	952	613	532	864	2,961
2028	2,750	919	663	2,974	7,306
2029	2,232	883	1,302	3,019	7,436
2030	2,935	2,340	2,028	2,795	10,098
Thereafter	5,560	6,021	10,970	4,128	26,679
Total principal repayments	15,207	12,393	16,755	16,300	60,655
Deferred financing costs and other	(106)	(383)	(251)	(364)	(1,104)
Total - Dec. 31, 2025	$15,101	$12,010	$16,504	$15,936	$59,551
Total - Dec. 31, 2024	$13,586	$11,319	$11,512	$10,135	$46,552

(1)Includes commercial paper obligations of $0.8 billion at our Canadian diversified midstream operation.
The weighted average interest rates of non-recourse borrowings are as follows:

US$ MILLIONS	Utilities(1)	Transport	Midstream	Data	Total
Dec. 31, 2025	7%	6%	5%	6%	6%
Dec. 31, 2024	7%	5%	6%	6%	6%
(1)Excluding the impact of the variable interest in our Brazilian assets, the weighted average interest rate of non-recourse borrowings would be 5% as at December 31, 2025.
Principal repayments on non-recourse borrowings in their local currency are as follows:

US$ MILLIONS, except as noted	Dec. 31, 2025	Local Currency		Dec. 31, 2024	Local Currency
U.S. dollars	$32,970	USD	$32,970	$18,807	USD	$18,807
Canadian dollars	11,020	CAD	15,125	10,133	CAD	14,574
Indian rupees	5,235	INR	471,622	5,470	INR	467,521
British pounds	4,548	GBP	3,375	4,607	GBP	3,681
Brazilian real(1)	3,522	BRL	19,384	3,999	BRL	24,762
Euro	1,397	EUR	1,189	2,876	EUR	2,778
Australian dollars	949	AUD	1,422	893	AUD	1,443
Colombian pesos	900	COP	3,396,150	559	COP	2,462,758
Korean Won	507	KRW	746,578	—	KRW	—
New Zealand dollars	39	NZD	68	37	NZD	66

(1)See Note 5, Disposition of Businesses, for additional information.

(c)Supplemental Information
Details of the “Changes in liabilities from financing activities”, including both changes arising from cash flows and non-cash changes are as follows:

US$ MILLIONS	2024	Cash Flows	Acquisitions/ Dispositions(1)	Held for Sale	Foreign Exchange Movement and Other	2025
Corporate borrowings	$4,542	$378	$—	$—	$27	$4,947
Non-recourse borrowings	46,552	7,927	6,293	(581)	(640)	59,551

(1)Refer to Note 7. Acquisition of Businesses, for further details.